UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21423

The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend & Income Trust

Annual Report — December 31, 2011

Mario J. Gabelli, CFA	Barbara G. Marcin, CFA	Robert D. Leininger, CFA

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Investment Performance

For the year ended December 31, 2011, the net asset value (“NAV”) total return of The Gabelli Dividend & Income Trust (the “Fund”) was 2.8%, compared with a total return of 2.1% for the Standard & Poor’s (“S&P”) 500 Index. The total return for the Fund’s publicly traded shares was 6.4%. On December 31, 2011, the Fund’s NAV per share was $17.24, while the price of the publicly traded shares closed at $15.42 on the New York Stock Exchange (“NYSE”).

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Sincerely yours,

February 22, 2012	Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	3 Year	5 Year	Since Inception (11/28/03)
Gabelli Dividend & Income Trust
NAV Total Return (b)	2.77%	17.62%	0.07%	5.21%
Investment Total Return (c)	6.42	22.78	0.94	4.13
S&P 500 Index	2.11	14.11	(0.25)	4.25
Dow Jones Industrial Average	8.28	14.87	2.35	5.45	(d)
Nasdaq Composite Index	(0.78)	19.34	2.50	4.46
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.
(d)	From November 30, 2003, the date closest to the Fund’s inception for which data is available.

THE GABELLI DIVIDEND & INCOME TRUST

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2011:

Food and Beverage	11.4%
Energy and Utilities: Oil	10.6%
Financial Services	10.5%
Energy and Utilities: Integrated	10.2%
Telecommunications	5.8%
U.S. Government Obligations	5.6%
Health Care	4.7%
Energy and Utilities: Natural Gas	4.4%
Consumer Products	3.7%
Energy and Utilities: Electric	3.6%
Diversified Industrial	3.6%
Retail	3.2%
Aerospace	3.0%
Energy and Utilities: Services	2.6%
Specialty Chemicals	1.7%
Electronics	1.7%
Metals and Mining	1.5%
Cable and Satellite	1.4%
Automotive: Parts and Accessories	1.4%
Equipment and Supplies	1.2%
Entertainment	1.0%

Energy and Utilities: Water	0.9%
Machinery	0.8%
Environmental Services	0.8%
Business Services	0.7%
Transportation	0.7%
Paper and Forest Products	0.7%
Computer Software and Services	0.6%
Automotive	0.4%
Energy and Utilities	0.3%
Computer Hardware	0.3%
Hotels and Gaming	0.3%
Wireless Communications	0.3%
Agriculture	0.2%
Communications Equipment	0.1%
Building and Construction	0.1%
Consumer Services	0.0%
Real Estate	0.0%
Publishing	0.0%
Broadcasting	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI DIVIDEND & INCOME TRUST

SCHEDULE OF INVESTMENTS

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 92.8%
	Aerospace — 2.9%
115,000	Exelis Inc.	$1,297,754	$1,040,750
115,000	Goodrich Corp.	12,952,968	14,225,500
32,000	Kaman Corp.	594,408	874,240
119,000	Rockwell Automation Inc.	5,384,555	8,731,030
1,344,000	Rolls-Royce Holdings plc	10,073,258	15,581,066
92,736,000	Rolls-Royce Holdings plc, Cl. C† (a) (c)	147,565	144,018
195,000	The Boeing Co.	12,712,498	14,303,250

		43,163,006	54,899,854

	Agriculture — 0.2%
100,000	Archer-Daniels-Midland Co.	2,706,857	2,860,000

	Automotive — 0.4%
250,000	Ford Motor Co.†	3,614,800	2,690,000
23,000	General Motors Co.†	662,359	466,210
28,000	Navistar International Corp.†	786,402	1,060,640
95,000	PACCAR Inc.	4,200,414	3,559,650

		9,263,975	7,776,500

	Automotive: Parts and Accessories — 1.4%
25,000	BorgWarner Inc.†	873,847	1,593,500
411,000	Genuine Parts Co.	14,617,407	25,153,200

		15,491,254	26,746,700

	Building and Construction — 0.1%
90,000	Fortune Brands Home & Security Inc.†	805,007	1,532,700
44,000	Layne Christensen Co.†	1,178,909	1,064,800

		1,983,916	2,597,500

	Business Services — 0.7%
165,000	Diebold Inc.	5,741,674	4,961,550
120,000	Intermec Inc.†	1,661,393	823,200
20,000	MasterCard Inc., Cl. A	3,089,996	7,456,400
25,000	Thomson Reuters Corp.	744,543	666,750

		11,237,606	13,907,900

	Cable and Satellite — 1.4%
85,001	AMC Networks Inc., Cl. A†	1,998,802	3,194,338
366,000	Cablevision Systems Corp., Cl. A	5,587,462	5,204,520
16,000	Cogeco Inc.	316,415	759,990
230,000	DISH Network Corp., Cl. A	5,062,422	6,550,400
50,000	EchoStar Corp., Cl. A†	1,307,563	1,047,000
67,000	Liberty Global Inc., Cl. A†	1,424,219	2,749,010
33,000	Liberty Global Inc., Cl. C†	730,884	1,304,160
160,000	Rogers Communications Inc., Cl. B	2,059,469	6,161,600

		18,487,236	26,971,018

	Communications Equipment — 0.1%
50,000	Thomas & Betts Corp.†	1,872,311	2,730,000

	Computer Hardware — 0.1%
75,000	Hewlett-Packard Co.	3,301,642	1,932,000
16,000	SanDisk Corp.†	129,176	787,360

		3,430,818	2,719,360

Shares		Cost	Market Value

	Computer Software and Services — 0.6%
10,000	Google Inc., Cl. A†	$5,312,593	$6,459,000
70,000	Microsoft Corp.	1,709,735	1,817,200
100	SuccessFactors Inc.†	3,983	3,987
195,000	Yahoo! Inc.†	3,157,213	3,145,350

		10,183,524	11,425,537

	Consumer Products — 3.7%
15,000	Altria Group Inc.	321,236	444,750
155,000	Avon Products Inc.	4,427,650	2,707,850
50,000	Hanesbrands Inc.†	1,118,462	1,093,000
89,000	Harman International Industries Inc.	3,624,148	3,385,560
188,000	Kimberly-Clark Corp.	12,176,917	13,829,280
100,000	Newell Rubbermaid Inc.	1,438,130	1,615,000
25,000	Philip Morris International Inc.	1,011,008	1,962,000
840,000	Swedish Match AB	10,724,918	29,818,441
145,000	The Procter & Gamble Co.	7,977,094	9,672,950
100,000	Tupperware Brands Corp.	5,190,453	5,597,000

		48,010,016	70,125,831

	Consumer Services — 0.0%
9,000	Dollar Thrifty Automotive Group Inc.†	374,355	632,340

	Diversified Industrial — 3.2%
95,000	Bouygues SA	3,346,193	2,993,302
130,000	Cooper Industries plc	4,182,820	7,039,500
667,000	General Electric Co.	14,578,441	11,945,970
300,000	Honeywell International Inc.	10,776,669	16,305,000
57,500	ITT Corp.	1,081,461	1,111,475
96,000	Owens-Illinois Inc.†	3,359,147	1,860,480
60,000	Smiths Group plc	1,150,241	852,590
6,000	Sulzer AG	592,897	641,329
15,000	Texas Industries Inc.	477,224	461,700
252,000	Textron Inc.	1,826,603	4,659,480
255,000	Tyco International Ltd.	10,715,467	11,911,050

		52,087,163	59,781,876

	Electronics — 1.7%
800,900	Intel Corp.	16,569,105	19,421,825
120,000	Netlogic Microsystems Inc.†	5,780,142	5,948,400
115,000	TE Connectivity Ltd.	4,089,132	3,543,150
100,000	Texas Instruments Inc.	2,570,320	2,911,000

		29,008,699	31,824,375

	Energy and Utilities: Electric — 3.6%
85,000	ALLETE Inc.	2,788,153	3,568,300
207,000	American Electric Power Co. Inc.	6,463,788	8,551,170
50,000	Edison International	1,939,377	2,070,000
210,000	Electric Power Development Co. Ltd.	5,197,064	5,584,903
684,000	Great Plains Energy Inc.	18,100,870	14,897,520
255,000	Integrys Energy Group Inc.	12,419,647	13,815,900
100,000	Pepco Holdings Inc.	1,871,858	2,030,000
197,000	Pinnacle West Capital Corp.	7,678,312	9,491,460
75,000	The Southern Co.	2,167,182	3,471,750
145,800	UniSource Energy Corp.	3,756,985	5,382,936

		62,383,236	68,863,939

	Energy and Utilities: Integrated — 10.2%
12,000	Alliant Energy Corp.	305,115	529,320
107,000	Ameren Corp.	4,171,798	3,544,910
50,000	Avista Corp.	926,534	1,287,500

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Integrated (Continued)
50,000	Black Hills Corp.	$1,358,193	$1,679,000
40,000	CH Energy Group Inc.	1,728,883	2,335,200
108,000	Chubu Electric Power Co. Inc.	2,458,019	2,016,318
283,000	CONSOL Energy Inc.	11,227,814	10,386,100
166,000	Consolidated Edison Inc.	6,767,871	10,296,980
67,000	Dominion Resources Inc.	2,848,810	3,556,360
150,000	Duke Energy Corp.	2,106,757	3,300,000
390,000	Edison SpA†	908,872	413,900
550,000	El Paso Corp.	7,605,514	14,613,500
118,000	Endesa SA	4,611,434	2,420,630
438,000	Enel SpA	2,718,382	1,782,271
50,000	Exelon Corp.	2,474,807	2,168,500
100,000	FirstEnergy Corp.	3,484,426	4,430,000
95,000	Hawaiian Electric Industries Inc.	2,184,256	2,515,600
250,000	Hera SpA	552,073	356,889
121,500	Hokkaido Electric Power Co. Inc.	2,282,208	1,730,077
121,500	Hokuriku Electric Power Co.	2,131,359	2,268,358
90,000	Iberdrola SA, ADR	4,110,724	2,169,000
130,000	Korea Electric Power Corp., ADR†	1,852,458	1,427,400
125,000	Kyushu Electric Power Co. Inc.	2,438,133	1,789,658
59,000	MGE Energy Inc.	1,901,328	2,759,430
35,102	National Grid plc, ADR	1,588,562	1,701,745
251,000	NextEra Energy Inc.	9,290,872	15,280,880
220,000	NiSource Inc.	4,603,018	5,238,200
461,700	NSTAR	10,924,111	21,681,432
341,000	OGE Energy Corp.	8,199,008	19,338,110
25,000	Ormat Technologies Inc.	375,000	450,750
238,000	Progress Energy Inc.	10,675,793	13,332,760
150,000	Public Service Enterprise Group Inc.	4,558,695	4,951,500
121,500	Shikoku Electric Power Co. Inc.	2,264,565	3,482,253
121,500	The Chugoku Electric Power Co. Inc.	2,194,052	2,129,447
50,000	The Empire District Electric Co.	1,081,365	1,054,500
120,000	The Kansai Electric Power Co. Inc.	2,302,748	1,841,237
130,000	Tohoku Electric Power Co. Inc.	2,260,717	1,248,149
157,000	Vectren Corp.	4,375,526	4,746,110
305,000	Westar Energy Inc.	5,969,606	8,777,900
138,000	Wisconsin Energy Corp.	2,182,646	4,824,480
140,000	Xcel Energy Inc.	2,316,806	3,869,600

		148,318,858	193,725,954

	Energy and Utilities: Natural Gas — 4.4%
114,833	AGL Resources Inc.	4,594,786	4,852,843
4,000	Atmos Energy Corp.	106,160	133,400
25,000	Delta Natural Gas Co. Inc.	646,919	858,750
160,356	GDF Suez†	0	208
20,000	Kinder Morgan Energy Partners LP	824,553	1,699,000
424,000	National Fuel Gas Co.	12,863,831	23,565,920
167,000	ONEOK Inc.	4,253,626	14,477,230
141,600	Sempra Energy	4,283,490	7,788,000
28,000	South Jersey Industries Inc.	695,233	1,590,680
130,000	Southern Union Co.	2,670,481	5,474,300
159,000	Southwest Gas Corp.	3,982,375	6,755,910

Shares		Cost	Market Value

435,000	Spectra Energy Corp.	$9,926,493	$13,376,250
42,000	The Laclede Group Inc.	1,195,634	1,699,740

		46,043,581	82,272,231

	Energy and Utilities: Oil — 10.6%
57,000	Anadarko Petroleum Corp.	2,542,541	4,350,810
37,000	Apache Corp.	1,769,782	3,351,460
44,000	BG Group plc, ADR	1,780,065	4,708,000
160,000	BP plc, ADR	7,134,083	6,838,400
80,000	Chesapeake Energy Corp.	1,581,445	1,783,200
199,000	Chevron Corp.	12,048,015	21,173,600
342,700	ConocoPhillips	18,450,433	24,972,549
66,000	Devon Energy Corp.	3,109,704	4,092,000
140,000	Eni SpA, ADR	5,193,120	5,777,800
205,000	Exxon Mobil Corp.	9,587,886	17,375,800
39,000	Hess Corp.	1,306,298	2,215,200
462,400	Marathon Oil Corp.	9,944,467	13,534,448
254,700	Marathon Petroleum Corp.	7,268,702	8,478,963
114,000	Murphy Oil Corp.	5,969,718	6,354,360
224,100	Occidental Petroleum Corp.	8,550,356	20,998,170
1,400	PetroChina Co. Ltd., ADR	84,826	174,034
66,000	Petroleo Brasileiro SA, ADR	2,179,691	1,640,100
220,000	Repsol YPF SA, ADR	4,658,131	6,712,200
220,000	Royal Dutch Shell plc, Cl. A, ADR	11,028,128	16,079,800
640,100	Statoil ASA, ADR	9,846,057	16,392,961
100,000	Sunoco Inc.	4,896,361	4,102,000
185,000	Total SA, ADR	8,118,724	9,455,350

		137,048,533	200,561,205

	Energy and Utilities: Services — 2.6%
185,000	ABB Ltd., ADR†	2,017,405	3,483,550
74,000	Cameron International Corp.†	1,023,207	3,640,060
85,000	Diamond Offshore Drilling Inc.	4,724,138	4,697,100
398,600	Halliburton Co.	10,243,770	13,755,686
10,000	Noble Corp.†	254,820	302,200
76,000	Oceaneering International Inc.	1,614,498	3,505,880
76,000	Rowan Companies Inc.†	2,363,013	2,305,080
117,000	Schlumberger Ltd.	3,907,339	7,992,270
38,000	Transocean Ltd.	3,089,309	1,458,820
537,000	Weatherford International Ltd.†	10,273,320	7,861,680

		39,510,819	49,002,326

	Energy and Utilities: Water — 0.9%
11,000	American States Water Co.	273,608	383,900
362,000	American Water Works Co. Inc.	7,785,595	11,533,320
74,000	Aqua America Inc.	1,237,577	1,631,700
40,000	Pennichuck Corp.	973,428	1,153,200
90,000	SJW Corp.	1,564,611	2,127,600
12,000	The York Water Co.	156,854	211,680
25,000	United Utilities Group plc, ADR	662,400	471,750

		12,654,073	17,513,150

	Entertainment — 1.0%
37,000	Grupo Televisa SA, ADR	777,456	779,220
115,000	Take-Two Interactive Software Inc.†	2,369,947	1,558,250
90,000	The Madison Square Garden Co., Cl. A†	1,662,598	2,577,600
295,000	Time Warner Inc.	9,407,777	10,661,300

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Entertainment (Continued)
185,000	Vivendi SA	$5,438,983	$4,051,252

		19,656,761	19,627,622

	Environmental Services — 0.8%
30,075	Veolia Environnement	596,267	329,651
427,000	Waste Management Inc.	15,356,299	13,967,170

		15,952,566	14,296,821

	Equipment and Supplies — 1.2%
95,000	CIRCOR International Inc.	1,731,985	3,354,450
56,000	Lufkin Industries Inc.	460,587	3,769,360
68,000	Mueller Industries Inc.	2,711,243	2,612,560
415,000	RPC Inc.	1,235,241	7,573,750
145,000	Tenaris SA, ADR	6,587,658	5,391,100

		12,726,714	22,701,220

	Financial Services — 10.3%
178,000	Aflac Inc.	9,578,795	7,700,280
80,000	AllianceBernstein Holding LP	1,519,748	1,046,400
460,200	American Express Co.	19,886,728	21,707,634
350,000	Bank of America Corp.	2,600,617	1,946,000
42,000	BlackRock Inc.	4,959,432	7,486,080
150,770	Citigroup Inc.	5,366,389	3,966,759
18,000	CME Group Inc.	5,880,543	4,386,060
77,000	Deutsche Bank AG	4,059,673	2,915,220
230,000	Discover Financial Services	3,806,660	5,520,000
98,000	Fidelity National Financial Inc., Cl. A	1,809,417	1,561,140
55,000	Fidelity National Information Services Inc.	1,385,971	1,462,450
245,000	First Niagara Financial Group Inc.	3,192,856	2,114,350
50,000	H&R Block Inc.	789,730	816,500
59,000	HSBC Holdings plc, ADR	3,743,289	2,247,900
188,000	Invesco Ltd.	4,485,410	3,776,920
550,000	JPMorgan Chase & Co.	19,421,664	18,287,500
356,000	Legg Mason Inc.	9,329,671	8,561,800
44,000	M&T Bank Corp.	2,862,163	3,358,960
78,000	Moody’s Corp.	2,710,473	2,627,040
240,000	Morgan Stanley	5,542,907	3,631,200
40,000	National Australia Bank Ltd., ADR	949,148	957,200
172,000	New York Community Bancorp Inc.	2,882,396	2,127,640
100,000	Northern Trust Corp.	4,624,676	3,966,000
262,000	PNC Financial Services Group Inc.	13,936,529	15,109,540
295,000	SLM Corp.	5,294,296	3,953,000
170,000	State Street Corp.	6,366,165	6,852,700
147,000	T. Rowe Price Group Inc.	6,313,399	8,371,650
666,000	The Bank of New York Mellon Corp.	20,205,503	13,260,060
170,000	The Travelers Companies Inc.	6,188,352	10,058,900
25,000	U.S. Bancorp	661,250	676,250
359,000	Waddell & Reed Financial Inc., Cl. A	7,807,829	8,892,430
554,000	Wells Fargo & Co.	16,281,200	15,268,240
15,000	Willis Group Holdings plc	433,200	582,000

		204,876,079	195,195,803

Shares		Cost	Market Value

	Food and Beverage — 11.4%
90,000	Beam Inc.	$2,854,114	$4,610,700
100,000	Campbell Soup Co.	3,149,531	3,324,000
350,000	China Mengniu Dairy Co. Ltd.	857,331	818,376
170,000	ConAgra Foods Inc.	3,873,769	4,488,000
75,000	Constellation Brands Inc., Cl. A†	1,059,000	1,550,250
300,082	Danone	15,096,110	18,863,629
1,550,000	Davide Campari - Milano SpA	7,830,185	10,321,297
274,000	Dr Pepper Snapple Group Inc.	6,396,777	10,817,520
582,000	General Mills Inc.	14,814,018	23,518,620
80,000	H.J. Heinz Co.	2,791,536	4,323,200
265,000	ITO EN Ltd.	5,840,946	4,558,399
375,000	Kikkoman Corp.	4,483,113	4,306,873
750,000	Kraft Foods Inc., Cl. A	22,390,116	28,020,000
64,000	Molson Coors Brewing Co., Cl. B	3,097,971	2,786,560
150,000	Morinaga Milk Industry Co. Ltd.	588,860	580,746
2,000	Nestlé SA, ADR	111,522	115,420
168,000	NISSIN FOODS HOLDINGS CO. LTD.	5,735,429	6,580,746
1,600,000	Parmalat SpA	4,809,288	2,754,158
339,450	Parmalat SpA, GDR (b)(c)	981,615	586,060
124,000	PepsiCo Inc.	7,887,529	8,227,400
62,000	Pernod-Ricard SA	5,311,274	5,750,236
19,319	Remy Cointreau SA	936,144	1,552,471
1,250,000	Sara Lee Corp.	18,327,446	23,650,000
346,000	The Coca-Cola Co.	15,963,646	24,209,620
117,000	The Hershey Co.	4,343,171	7,228,260
361,000	Yakult Honsha Co. Ltd.	9,457,275	11,373,587

		168,987,716	214,916,128

	Health Care — 4.7%
114,000	Abbott Laboratories	5,664,755	6,410,220
197,000	Bristol-Myers Squibb Co.	4,882,519	6,942,280
110,000	Covidien plc	4,493,180	4,951,100
125,000	Eli Lilly & Co.	5,850,639	5,195,000
82,000	Johnson & Johnson	5,340,689	5,377,560
73,000	Mead Johnson Nutrition Co.	3,109,571	5,017,290
215,000	Merck & Co. Inc.	7,158,515	8,105,500
112,500	Owens & Minor Inc.	2,399,108	3,126,375
817,000	Pfizer Inc.	15,667,851	17,679,880
146,000	Pharmasset Inc.†	19,480,311	18,717,200
45,000	Schiff Nutrition International Inc.†	323,131	481,500
40,000	St. Jude Medical Inc.	1,508,065	1,372,000
26,000	UnitedHealth Group Inc.	1,261,057	1,317,680
64,000	Watson Pharmaceuticals Inc.†	2,391,949	3,861,760

		79,531,340	88,555,345

	Hotels and Gaming — 0.3%
15,000	Accor SA	519,240	380,217
80,000	Boyd Gaming Corp.†	609,652	596,800
5,000	Hyatt Hotels Corp., Cl. A†	166,382	188,200
800,000	Ladbrokes plc	7,280,309	1,615,108
60,000	Las Vegas Sands Corp.†	350,218	2,563,800

		8,925,801	5,344,125

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Machinery — 0.8%
160,000	CNH Global NV†	$3,182,012	$5,758,400
90,500	Deere & Co.	5,168,640	7,000,175
115,000	Xylem Inc.	3,028,092	2,954,350

		11,378,744	15,712,925

	Metals and Mining — 1.5%
16,000	Agnico-Eagle Mines Ltd.	766,400	581,120
300,000	Alcoa Inc.	5,787,187	2,595,000
20,000	Alliance Holdings GP LP	461,803	1,039,600
8,000	BHP Billiton Ltd., ADR	217,549	565,040
290,000	Freeport-McMoRan Copper & Gold Inc.	5,655,577	10,669,100
185,000	Newmont Mining Corp.	10,073,438	11,101,850
25,000	Peabody Energy Corp.	404,351	827,750

		23,366,305	27,379,460

	Paper and Forest Products — 0.7%
414,000	International Paper Co.	12,706,599	12,254,400

	Publishing — 0.0%
240,000	Il Sole 24 Ore SpA†	1,257,343	218,676

	Real Estate — 0.0%
18,000	Brookfield Asset Management Inc., Cl. A	186,196	494,640

	Retail — 3.2%
336,000	CVS Caremark Corp.	11,364,508	13,702,080
142,000	Ingles Markets Inc., Cl. A	1,615,209	2,138,520
207,000	Lowe’s Companies Inc.	5,046,808	5,253,660
105,000	Macy’s Inc.	1,203,699	3,378,900
330,000	Safeway Inc.	6,959,762	6,943,200
295,000	Sally Beauty Holdings Inc.†	3,650,305	6,233,350
133,000	The Home Depot Inc.	4,908,936	5,591,320
35,000	Wal-Mart Stores Inc.	1,729,286	2,091,600
278,000	Walgreen Co.	10,124,898	9,190,680
73,000	Whole Foods Market Inc.	2,286,015	5,079,340

		48,889,426	59,602,650

	Specialty Chemicals — 1.7%
69,000	Air Products & Chemicals Inc.	5,921,377	5,878,110
54,000	Airgas Inc.	3,567,522	4,216,320
97,000	Ashland Inc.	3,470,120	5,544,520
197,099	E. I. du Pont de Nemours and Co.	8,848,686	9,023,192
385,000	Ferro Corp.†	4,015,153	1,882,650
95,000	Olin Corp.	1,739,175	1,866,750
124,000	The Dow Chemical Co.	4,778,495	3,566,240

		32,340,528	31,977,782

	Telecommunications — 5.4%
5,000	AboveNet Inc.†	285,867	325,050
562,000	AT&T Inc.	15,803,439	16,994,880
293,000	BCE Inc.	7,091,772	12,209,310
40,000	Belgacom SA	1,264,605	1,254,902
40,000	Bell Aliant Inc. (b)	1,082,414	1,122,552
540,000	Deutsche Telekom AG, ADR	9,454,761	6,183,000
55,000	France Telecom SA, ADR	1,320,128	861,300
215,000	Hellenic Telecommunications Organization SA, ADR	1,709,654	371,950
44,000	Loral Space & Communications Inc.†	3,034,956	2,854,720
155,000	Portugal Telecom SGPS SA	1,845,723	892,707
1,400,000	Sprint Nextel Corp.†	5,035,997	3,276,000
45,000	Telefonica SA, ADR	640,361	773,550

Shares		Cost	Market Value

5,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	$51,348	$72,200
110,000	Telekom Austria AG	1,652,447	1,315,188
54,199	Telephone & Data Systems Inc.	1,709,026	1,403,212
85,000	Telephone & Data Systems Inc., Special	2,832,703	2,023,850
110,000	Telstra Corp. Ltd., ADR	2,014,389	1,875,500
70,000	TELUS Corp., Non-Voting	1,453,591	3,748,500
937,000	Verizon Communications Inc.	32,081,399	37,592,440
40,000	VimpelCom Ltd., ADR	230,241	378,800
269,000	Vodafone Group plc, ADR	7,083,148	7,540,070

		97,677,969	103,069,681

	Transportation — 0.7%
250,000	GATX Corp.	7,479,104	10,915,000
20,000	Kansas City Southern†	335,793	1,360,200

		7,814,897	12,275,200

	Wireless Communications — 0.3%
120,000	United States Cellular Corp.†	5,427,606	5,235,600

	TOTAL COMMON STOCKS	1,444,962,426	1,755,795,674

	CONVERTIBLE PREFERRED STOCKS — 0.9%
	Broadcasting — 0.0%
12,588	Emmis Communications Corp., 6.250% Cv. Pfd., Ser. A†	453,121	204,303

	Building and Construction — 0.0%
200	Fleetwood Capital Trust, 6.000% Cv. Pfd.† (d)	6,210	0

	Energy and Utilities — 0.3%
129,000	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	4,649,004	5,939,160

	Financial Services — 0.2%
1,500	Doral Financial Corp., 4.750% Cv. Pfd.†	202,379	192,000
74,000	Newell Financial Trust I, 5.250% Cv. Pfd.	3,488,000	3,145,000

		3,690,379	3,337,000

	Telecommunications — 0.4%
55,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	2,069,093	2,137,300
75,000	Crown Castle International Corp., 6.250% Cv. Pfd.	3,238,125	4,650,000

		5,307,218	6,787,300

	Transportation — 0.0%
1,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (d)	199,475	327,450

	TOTAL CONVERTIBLE PREFERRED STOCKS	14,305,407	16,595,213

	RIGHTS — 0.0%
	Health Care — 0.0%
145,000	Sanofi, CVR, expire 12/31/20†	242,911	174,000

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	WARRANTS — 0.0%
	Food and Beverage — 0.0%
650	Parmalat SpA, GDR, expire 12/31/15† (b)(c)(d)	$0	$63

Principal Amount

	CORPORATE BONDS — 0.7%
	Aerospace — 0.1%
$1,500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	1,356,340	1,359,375

	Computer Hardware — 0.2%
3,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	2,768,889	2,936,250

	Diversified Industrial — 0.4%
8,800,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (b)	8,800,000	8,360,000

	Financial Services — 0.0%
500,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	496,056	493,750

	Real Estate — 0.0%
450,000	Palm Harbor Homes Inc., Cv., 3.250%, 05/15/24† (d)	422,927	72,563

	Retail — 0.0%
3,000,000	The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12†	2,982,022	60,000

	TOTAL CORPORATE BONDS	16,826,234	13,281,938

	U.S. GOVERNMENT OBLIGATIONS — 5.6%
106,617,000	U.S. Treasury Bills, 0.000% to 0.075%††, 01/12/12 to 06/14/12	106,603,062	106,605,423

TOTAL INVESTMENTS — 100.0%		$1,582,940,040	1,892,452,311

Other Assets and Liabilities (Net)			(3,797,915)

PREFERRED STOCK (5,603,095 preferred shares outstanding)			(459,257,875)

NET ASSETS — COMMON SHARES (82,925,389 common shares outstanding)			$1,429,396,521

NET ASSET VALUE PER COMMON SHARE ($1,429,396,521 ÷ 82,925,389 shares outstanding)			$17.24

(a)	At December 31, 2011, the Fund held an investment in a restricted and illiquid security amounting to $144,018 or 0.01% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
92,736,000	Rolls-Royce Holdings plc, Cl. C	10/26/11	$147,565	$0.0016

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of Rule 144A securities amounted to $10,068,675 or 0.53% of total investments. Except as noted in (c), these securities are liquid.
(c)	Illiquid security.
(d)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of fair valued securities amounted to $400,076 or 0.02% of total investments.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
Cv.	Convertible
CVR	Contingent Value Right
GDR	Global Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	84.2%	$1,592,651,028
Europe	12.8	242,001,463
Japan	2.6	49,490,750
Asia/Pacific	0.3	5,817,550
Latin America	0.1	2,491,520

Total Investments	100.0%	$1,892,452,311

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets:
Investments, at value (cost $1,582,940,040)	$1,892,452,311
Foreign currency, at value (cost $2,676)	2,588
Cash	191
Dividends and interest receivable	3,962,947
Deferred offering expense	75,939

Total Assets	1,896,493,976

Liabilities:
Distributions payable	155,910
Payable for investment advisory fees	4,389,763
Payable for payroll expenses	76,623
Payable for accounting fees	3,750
Payable for auction agent fees	2,840,609
Other accrued expenses	372,925

Total Liabilities	7,839,580

Preferred Shares:
Series A Cumulative Preferred Shares (5.875%, $25 liquidation value, $0.001 par value, 3,200,000 shares authorized with 3,048,019 shares issued and outstanding)	76,200,475
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 4,000 shares authorized with 3,600 shares issued and outstanding)	90,000,000
Series C Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 4,800 shares authorized with 4,320 shares issued and outstanding)	108,000,000
Series D Cumulative Preferred Shares (6.000%, $25 liquidation value, $0.001 par value, 2,600,000 shares authorized with 2,542,296 shares issued and outstanding)	63,557,400
Series E Cumulative Preferred Shares (Auction Rate, $25,000 liquidation value, $0.001 par value, 5,400 shares authorized with 4,860 shares issued and outstanding)	121,500,000

Total Preferred Shares	459,257,875

Net Assets Attributable to Common Shareholders	$1,429,396,521

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,274,642,040
Accumulated net investment income	1,793,871
Accumulated net realized loss on investments and foreign currency transactions	(156,546,394)
Net unrealized appreciation on investments	309,512,271
Net unrealized depreciation on foreign currency translations	(5,267)

Net Assets	$1,429,396,521

Net Asset Value per Common Share:
($1,429,396,521 ÷ 82,925,389 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$17.24

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $1,247,578)	$51,108,329
Interest	729,294

Total Investment Income	51,837,623

Expenses:
Investment advisory fees	19,297,162
Shareholder communications expenses	721,671
Auction agent fees	519,750
Legal and audit fees	269,211
Custodian fees	257,920
Payroll expenses	239,935
Trustees’ fees	235,808
Offering expense for shelf registration	141,835
Accounting fees	45,000
Shareholder services fees	42,418
Interest expense	144
Tax expense (Note 2)	66
Miscellaneous expenses	269,007

Total Expenses	22,039,927

Less:
Advisory fee reduction	(1,397,579)
Custodian fee credits	(230)

Total Reduction and Credits	(1,397,809)

Net Expenses	20,642,118

Net Investment Income	31,195,505

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	18,928,548
Net realized loss on foreign currency transactions	(91,132)

Net realized gain on investments and foreign currency transactions	18,837,416

Net change in unrealized appreciation:
on investments	4,110,119
on foreign currency translations	(6,676)

Net change in unrealized appreciation on investments and foreign currency translations	4,103,443

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	22,940,859

Net Increase in Net Assets Resulting from Operations	54,136,364

Total Distributions to Preferred Shareholders	(13,291,521)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$40,844,843

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$31,195,505	$28,612,718
Net realized gain/(loss) on investments, swap contracts, and foreign currency transactions	18,837,416	(15,501,943)
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	4,103,443	234,454,575

Net Increase in Net Assets Resulting from Operations	54,136,364	247,565,350

Distributions to Preferred Shareholders:
Net investment income	(8,906,023)	(13,509,968)
Net realized short-term gain	(4,385,498)	—

Total Distributions to Preferred Shareholders	(13,291,521)	(13,509,968)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	40,844,843	234,055,382

Distributions to Common Shareholders:
Net investment income	(22,774,141)	(13,371,165)
Net realized short-term gain	(11,214,430)	—
Return of capital	(40,685,063)	(49,887,140)

Total Distributions to Common Shareholders	(74,673,634)	(63,258,305)

Fund Share Transactions:
Net decrease from repurchase of common shares	(1,943,897)	(5,896,139)

Net Decrease in Net Assets from Fund Share Transactions	(1,943,897)	(5,896,139)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(35,772,688)	164,900,938

Net Assets Attributable to Common Shareholders:
Beginning of period	1,465,169,209	1,300,268,271

End of period (including undistributed net investment income of $1,793,871 and $1,780,691, respectively)	$1,429,396,521	$1,465,169,209

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2011	2010	2009	2008		2007
Operating Performance:
Net asset value, beginning of period	$17.64	$15.58	$12.68	$23.57		$23.65

Net investment income	0.38	0.34	0.41	0.55		0.53
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.28	2.63	3.64	(9.92)		1.37

Total from investment operations	0.66	2.97	4.05	(9.37)		1.90

Distributions to Preferred Shareholders: (a)
Net investment income	(0.11)	(0.16)	(0.16)	(0.27)		(0.10)
Net realized gain	(0.05)	—	—	(0.00	) (f)	(0.23)

Total distributions to preferred shareholders	(0.16)	(0.16)	(0.16)	(0.27)		(0.33)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.50	2.81	3.89	(9.64)		1.57

Distributions to Common Shareholders:
Net investment income	(0.27)	(0.16)	(0.21)	(0.29)		(0.51)
Net realized gain on investments	(0.14)	—	—	(0.00	) (f)	(1.15)
Return of capital	(0.49)	(0.60)	(0.78)	(0.99)		—

Total distributions to common shareholders	(0.90)	(0.76)	(0.99)	(1.28)		(1.66)

Fund Share Transactions:
Increase in net assets value from repurchase of common shares	0.00 (f)	0.01	0.00 (f)	0.01		0.01
Increase in net assets value from repurchase of preferred shares	—	—	0.00 (f)	0.02		—

Total from fund share transactions	0.00 (f)	0.01	0.00 (f)	0.03		0.01

Net Asset Value Attributable to Common Shareholders, End of Period	$17.24	$17.64	$15.58	$12.68		$23.57

NAV total return †	3.61%	19.73%	35.49%	(41.27	) %	7.75%

Market value, end of period	$15.42	$15.36	$13.11	$10.30		$20.68

Investment total return ††	6.42%	23.90%	40.35%	(45.63	) %	4.14%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,888,654	$1,924,427	$1,759,526	$1,521,400		$2,475,831
Net assets attributable to common shares, end of period (in 000’s)	$1,429,397	$1,465,169	$1,300,268	$1,059,276		$1,975,831
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.12%	2.18%	3.18%	2.94%		2.17%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.50%	1.53%	1.66%	1.48%		—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)	1.40%	1.53%	1.66%	1.17%		1.38%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.14%	1.14%	1.16%	1.13%		—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)	1.07%	1.14%	1.16%	0.89%		1.11%
Portfolio turnover rate †††	15.0%	19.0%	13.3%	32.0%		33.8%

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2011	2010	2009	2008	2007
5.875% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$76,200	$76,201	$76,201	$78,211	$80,000
Total shares outstanding (in 000’s)	3,048	3,048	3,048	3,128	3,200
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$25.30	$24.98	$23.34	$22.25	$23.52
Asset coverage per share	$102.81	$104.76	$95.78	$82.30	$123.79

Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$90,000	$90,000	$90,000	$90,000	$100,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$102,810	$104,757	$95,781	$82,305	$123,792

Series C Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$108,000	$108,000	$108,000	$108,000	$120,000
Total shares outstanding (in 000’s)	4	4	4	4	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$102,810	$104,757	$95,781	$82,305	$123,792

6.000% Series D Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$63,557	$63,557	$63,557	$64,413	$65,000
Total shares outstanding (in 000’s)	2,542	2,542	2,542	2,577	2,600
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$26.09	$25.52	$24.44	$23.99	$24.41
Asset coverage per share	$102.81	$104.76	$95.78	$82.30	$123.79

Series E Auction Rate Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$121,500	$121,500	$121,500	$121,500	$135,000
Total shares outstanding (in 000’s)	5	5	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$102,810	$104,757	$95,781	$82,305	$123,792
Asset Coverage (e)	411%	419%	383%	329%	495%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 58.0%.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.
(b)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, for the year ended December 31, 2007, the ratios of operating expenses to average net assets attibutable to common shares net of fee reduction, would have been 1.37% and the ratios of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.10%. For the years ended December 31, 2011, 2010, 2009, and 2008, the effect of Custodian Fee Credits was minimal.
(c)	Based on weekly prices.
(d)	Liquidation value, except for 2007, when price was based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(e)	Asset coverage is calculated by combining all series of preferred shares.
(f)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1.  Organization.  The Gabelli Dividend & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on November 28, 2003.

The Fund’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI DIVIDEND & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$54,755,836	$144,018	—	$54,899,854
Food and Beverage	214,330,068	586,060	—	214,916,128
Other Industries (a)	1,485,979,692	—	—	1,485,979,692
Total Common Stocks	1,755,065,596	730,078	—	1,755,795,674
Convertible Preferred Stocks:
Building and Construction	—	—	$0	0
Transportation	—	327,450	—	327,450
Other Industries (a)	16,267,763	—	—	16,267,763
Total Convertible Preferred Stocks	16,267,763	327,450	0	16,595,213
Rights (a)	174,000	—	—	174,000
Warrants (a)	—	63	—	63
Corporate Bonds (a)	—	13,209,375	72,563	13,281,938
U.S. Government Obligations	—	106,605,423	—	106,605,423
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,771,507,359	$120,872,389	$72,563	$1,892,452,311

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Preferred Stocks:
Building and Construction	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Corporate Bonds	1,575,000	—	—	(10,687)	—	—	83,250	(1,575,000)	72,563	(10,687)
TOTAL INVESTMENTS IN SECURITIES	$1,575,000	$—	$—	$(10,687)	$—	$—	$83,250	$(1,575,000)	$72,563	$(10,687)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual

THE GABELLI DIVIDEND & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of achieving additional return or of hedging the value of the Fund’s portfolio, increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, managing risks, protecting the value of its portfolio against uncertainty in the level of future currency exchange rates, or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options.  The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the year ended December 31, 2011, the Fund held no investments in options.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be

THE GABELLI DIVIDEND & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2011, the Fund held no investments in interest rate swap agreements or equity contracts for difference swap agreements.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of certain hedging, yield enhancements, and risk management purposes. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of protecting the value of its portfolio against uncertainty in the level of future currency exchange rates or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended December 31, 2011, the Fund held no investments in forward foreign exchange contracts.

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2011, there were no short sales outstanding.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

THE GABELLI DIVIDEND & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to disallowed expenses related to offering expense, the tax treatment of currency gains and losses, adjustments on sale of hybrid securities, and taxable distributions in excess of book income. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated net investment income by $497,839 and decrease accumulated net realized loss on investments and foreign currency translations by $15,780,524, with an offsetting adjustment to paid-in capital.

Under the Fund’s distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

THE GABELLI DIVIDEND & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders of the Fund’s 5.875% Series A Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, 6.000% Series D Cumulative Preferred Shares, and Series E Auction Rate Preferred Shares (“Preferred Shares”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$33,988,571	$13,291,521	$13,371,165	$13,509,968
Return of capital	40,685,063	—	49,887,140	—

Total distributions paid	$74,673,634	$13,291,521	$63,258,305	$13,509,968

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(136,288,940)
Net unrealized appreciation on investments and foreign currency translations	292,495,657
Qualified late year loss deferral*	(737,270)
Other temporary differences**	(714,966)

Total	$154,754,481

*	Under the current law, qualified losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2011, the Fund elected to defer $737,270 of these losses, consisting of $14,101 of ordinary losses and $723,169 of post-October capital losses.
**	Other temporary differences are primarily due to income adjustments from investments in hybrid and defaulted securities.

Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2011, the Fund deferred capital losses of $737,270.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$6,213,956
Capital Loss Carryforward Available through 2017	104,827,934
Capital Loss Carryforward Available through 2018	25,247,050

Total Capital Loss Carryforwards	$136,288,940

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $16,231,327.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,599,951,387	$408,417,781	$(115,916,857)	$292,500,924

THE GABELLI DIVIDEND & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund paid a $66 federal income tax expense due to taxable income from a partnership that invests in a passive foreign investment company. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Shares for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2011, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate or corresponding swap rate of the outstanding Series A and Series D Preferred Shares. Thus, advisory fees with respect to the liquidation value of the Series A and Series D Preferred Shares were reduced by $1,397,579. For the year ended December 31, 2011, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate for Series B, Series C, and Series E Preferred Shares. Thus, advisory fees were accrued on the liquidation value of Series B, Series C, and Series E.

During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $168,797 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. During the year ended December 31, 2011 the Fund paid or accrued $239,935 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S Government obligations, aggregated $279,428,021 and $358,028,558, respectively.

5.  Capital.  The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2011, the Fund repurchased and retired 124,248 shares of beneficial interest in the open market at a cost of $1,943,897 and an average discount of approximately 13.33% from its NAV.

THE GABELLI DIVIDEND & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Net increase from repurchase of common shares	(124,248)	$(1,943,897)	(419,000)	$(5,896,139)

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 5.875% Series A, Series B Auction Market, Series C Auction Market, 6.000% Series D, and Series E Auction Rate Cumulative Preferred Shares at redemption prices of $25, $25,000, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares or notes was declared effective by the SEC on July 28, 2011.

For Series B and Series C Auction Market and Series E Auction Rate Cumulative Preferred Shares, the dividend rates, as set by the auction process that is generally held every seven days is expected to vary with short-term interest rates. Since February 2008, the number of Series B, Series C, and Series E Preferred Shares subject to bid orders by potential holders has been less than the number of shares of Series B, Series C, and Series E Preferred Shares subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series B, Series C, and Series E Preferred Shares for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series B, Series C, and Series E Preferred Shares is 125%, 125%, and 150%, respectively, of the seven day Telerate/British Bankers Association LIBOR rate on the date of such auction. Existing Series B, Series C, and Series E Preferred shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. There were no redemptions of Series B, Series C, and Series E Preferred Shares during the year ended December 31, 2011.

At December 31, 2011, the Fund may redeem in whole or in part the 5.875% Series A and 6.000% Series D Preferred Shares at the redemption price at any time. The Board has authorized the repurchase of Series A and Series D Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2011, the Fund did not repurchase any shares of Series A or Series D Preferred Shares.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued	Number of Shares Outstanding at 12/31/2011	Net Proceeds	2011 Dividend Rate Range	Dividend Rate at 12/31/2011	Accrued Dividend at 12/31/2011
A 5.875%	October 12, 2004	3,200,000	3,048,019	$77,280,971	Fixed Rate	5.875%	$62,177
B Auction Market	October 12, 2004	4,000	3,600	98,858,617	1.409% to 1.504%	1.466%	14,660
C Auction Market	October 12, 2004	4,800	4,320	118,630,341	1.409% to 1.504%	1.459%	8,754
D 6.000%	November 3, 2005	2,600,000	2,542,296	62,617,239	Fixed Rate	6.000%	52,965
E Auction Rate	November 3, 2005	5,400	4,860	133,379	1.659% to 1.754%	1.714%	17,354

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the

THE GABELLI DIVIDEND & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI DIVIDEND & INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The Gabelli Dividend & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Dividend & Income Trust (hereafter referred to as the “Trust”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2012

THE GABELLI DIVIDEND & INCOME TRUST ADDITIONAL FUND INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:
Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 69	Since 2003**	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer- Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc..	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)
Salvatore M. Salibello Trustee Age: 66	Since 2003*	3	Certified Public Accountant and Managing Partner of the public accounting firm Salibello & Broder LLP since 1978	Director of Kid Brands, Inc. (group of companies in infant and juvenile products) and until September 2007, Director of Brooklyn Federal Bank Corp., Inc. (independent community bank)
Edward T. Tokar Trustee Age: 64	Since 2003*	2	Senior Managing Director of Beacon Trust Company (trust services) since 2004; Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977-2004); Director of Teton Advisors, Inc. (financial services) (2008-2010)	Director of CH Energy Group (energy services); Trustee of Levco Series Trust Mutual Funds through 2005; Director of DB Hedge Strategies Fund through March 2007; Director of Topiary Fund for Benefit Plan Investors Fund (BPI) LLC through December 2007

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita Trustee Age: 76	Since 2003***	35	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Trustee Age: 73	Since 2003*	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006
Mario d’Urso Trustee Age: 71	Since 2003**	5	Chairman of Mittel Capital Markets S.p.A. (2001-2008); Senator in the Italian Parliament (1996-2001)	—
Frank J. Fahrenkopf, Jr. Trustee Age: 72	Since 2003***	7	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)
Michael J. Melarkey Trustee Age: 62	Since 2003**	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie	Director of Southwest Gas Corporation (natural gas utility)
Anthonie C. van Ekris Trustee Age: 77	Since 2003***	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005
Salvatore J. Zizza Trustee Age: 66	Since 2003***	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

THE GABELLI DIVIDEND & INCOME TRUST

ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 60	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer and Secretary Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/ GAMCO Funds Complex
Carter W. Austin Vice President and Ombudsman Age: 45	Since 2003	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996
Laurissa M. Martire Vice President and Ombudsman Age: 35	Since 2011	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2003
David L. Schachter Vice President Age: 58	Since 2011	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli & Company Inc. since 1999

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	– Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3	“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is an “interested person” of the Fund as a result of his employment as an officer of the Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Tokar is an “interested person” as a result of a family member’s affiliation with Adviser. Mr. Salibello is an “interested person” as a result of a family member’s affiliation with the adviser and as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.
4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
5	Trustees who are not interested persons are considered “Independent” Trustees.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 15, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2011

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long-Term Capital Gains (a)	Return of Capital (c)	Dividend Reinvestment Price
Common Shares
01/24/11	01/14/11	$0.07000	$0.03133	—	$0.03867	$15.575900
02/18/11	02/11/11	0.07000	0.03133	—	0.03867	16.338500
03/24/11	03/17/11	0.07000	0.03133	—	0.03867	16.394100
04/21/11	04/14/11	0.07000	0.03133	—	0.03867	16.616300
05/23/11	05/16/11	0.07000	0.03133	—	0.03867	16.445200
06/23/11	06/16/11	0.07000	0.03133	—	0.03867	16.180600
07/22/11	07/15/11	0.08000	0.03581	—	0.04419	16.820300
08/24/11	08/17/11	0.08000	0.03581	—	0.04419	14.594800
09/23/11	09/16/11	0.08000	0.03581	—	0.04419	13.973500
10/24/11	10/17/11	0.08000	0.03581	—	0.04419	14.764900
11/22/11	11/15/11	0.08000	0.03581	—	0.04419	14.174400
12/16/11	12/13/11	0.08000	0.03581	—	0.04419	14.182800

		$0.90000	$0.40284	—	$0.49716
5.875% Series A Cumulative Preferred Shares
03/28/11	03/21/11	$0.36719	$0.36719	—
06/27/11	06/20/11	0.36719	0.36719	—
09/26/11	09/19/11	0.36719	0.36719	—
12/27/11	12/19/11	0.36719	0.36719	—

		$1.46875	$1.46875	—
6.000% Series D Cumulative Preferred Shares
03/28/11	03/21/11	$0.37500	$0.37500	—
06/27/11	06/20/11	0.37500	0.37500	—
09/26/11	09/19/11	0.37500	0.37500	—
12/27/11	12/19/11	0.37500	0.37500	—

		$1.50000	$1.50000	—

Series B and C Auction Market Cumulative and Series E Auction Rate Cumulative Preferred Shares

Auction Rate Preferred Shares pay dividends weekly based on the maximum rate. There were no 2011 distributions derived from long-term capital gains for the Series B, Series C, or Series E Auction Rate Cumulative Preferred Shares.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2011 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2 of Form 1099-DIV.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2011, the Fund paid to common, 5.875% Series A, and 6.00% Series D Cumulative Preferred shareholders ordinary income dividends of $0.40284, $1.46875, and $1.50000 per share, respectively. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $366.16, $366.01, and $429.27 per share, respectively. For the year ended December 31, 2011, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations, 100% of the ordinary income distribution was qualified dividend income, and 1.41% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2011 derived from U.S. Treasury securities was 0.17%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Treasury securities held as of December 31, 2011 was 5.63%.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Continued) (Unaudited)

December 31, 2011

Historical Distribution Summary

	Investment Income (b)	Short-Term Capital Gains (b)	Long-Term Capital Gains	Return of Capital (c)	Total Distributions (a)	Adjustment to Cost Basis (d)
Common Shares
2011	$0.26832	$0.13452	—	$0.49716	$0.90000	$0.49716
2010	0.16120	—	—	0.59880	0.76000	0.59880
2009	0.20460	—	—	0.78540	0.99000	0.78540
2008	0.27910	—	$0.00250	0.99840	1.28000	0.99840
2007	0.50910	0.23480	0.91610	—	1.66000	—
2006	0.60798	0.24082	0.69120	—	1.54000	—
2005	0.45996	0.08568	0.65436	—	1.20000	—
2004	0.40005	0.10023	0.13893	0.56079	1.20000	0.56079
5.875% Series A Cumulative Preferred Shares
2011	$0.97821	$0.49054	—	—	$1.46875	—
2010	1.46875	—	—	—	1.46875	—
2009	1.46875	—	—	—	1.46875	—
2008	1.46583	—	$0.00292	—	1.46875	—
2007	0.45059	0.20776	0.81040	—	1.46875	—
2006	0.57983	0.22967	0.65925	—	1.46875	—
2005	0.56290	0.10493	0.80092	—	1.46875	—
2004	0.19150	0.04798	0.06651	—	0.30599	—
6.000% Series D Cumulative Preferred Shares
2011	$0.99920	$0.50080	—	—	$1.50000	—
2010	1.50000	—	—	—	1.50000	—
2009	1.50000	—	—	—	1.50000	—
2008	1.49700	—	$0.00300	—	1.50000	—
2007	0.46020	0.21220	0.82760	—	1.50000	—
2006	0.59215	0.23457	0.67328	—	1.50000	—
2005	0.08620	0.01610	0.12270	—	0.22500	—
Auction Market/Rate Cumulative Preferred Shares
2011 Class B Shares	$243.86841	$122.29159	—	—	$366.16000	—
2011 Class C Shares	243.76851	122.24149	—	—	366.01000	—
2011 Class E Shares	285.90068	143.36932	—	—	429.27000	—
2010 Class B Shares	381.65000	—	—	—	381.65000	—
2010 Class C Shares	381.65000	—	—	—	381.65000	—
2010 Class E Shares	444.84000	—	—	—	444.84000	—
2009 Class B Shares	388.12000	—	—	—	388.12000	—
2009 Class C Shares	388.02000	—	—	—	388.02000	—
2009 Class E Shares	451.10000	—	—	—	451.10000	—
2008 Class B Shares	944.35220	—	$1.87780	—	946.23000	—
2008 Class C Shares	966.50741	—	1.92259	—	968.43000	—
2008 Class E Shares	1,044.21367	—	2.07633	—	1,046.29000	—
2007 Class B Shares	414.02782	190.66719	743.74499	—	1,348.44000	—
2007 Class C Shares	409.97064	188.64406	735.87530	—	1,334.49000	—
2007 Class E Shares	407.63287	187.65002	731.97711	—	1,327.26000	—
2006 Class B Shares	484.90820	192.07260	551.32920	—	1228.31000	—
2006 Class C Shares	484.32800	191.84250	550.66950	—	1226.84000	—
2006 Class E Shares	483.94880	191.69260	550.23860	—	1225.88000	—
2005 Class B Shares	320.22640	59.69220	455.63150	—	835.55000	—
2005 Class C Shares	324.19300	60.43160	461.27540	—	845.90000	—
2005 Class E Shares	67.54440	12.59070	96.10490	—	176.24000	—
2004 Class B Shares	68.71140	17.21520	23.86340	—	109.80000	—
2004 Class C Shares	70.77030	17.73100	24.57840	—	113.10000	—

(a)	Total amounts may differ due to rounding.
(b)	Taxable as ordinary income for federal tax purposes.
(c)	Non-taxable.
(d)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

During the six months ended December 31, 2011, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund over one, three, and five year periods against a peer group of equity closed-end funds prepared from data supplied by Lipper. The Independent Board Members noted the Fund’s top third relative performance for each of the periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

Economies of Scale. The Independent Board Members noted that the Fund was a closed-end fund trading at a discount to net asset value and accordingly unlikely to achieve growth of the type that might lead to economies of scale that the shareholders would not participate in. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of equity closed-end value funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund was larger than average within the peer group and that its expense ratios were slightly above average. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not attach significance to, information comparing the management fee with the fee for other types of accounts managed by an affiliate of the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a reasonable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

TRUSTEES AND OFFICERS

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Mario d’Urso

Former Italian Senator

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Salvatore M. Salibello

Certified Public Accountant,

Salibello & Broder, LLP

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President and Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	5.875% Preferred	6.00% Preferred
NYSE–Symbol:	GDV	GDV PrA	GDV PrD
Shares Outstanding:	82,965,389	3,048,019	2,542,296

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GDV Q4/2011

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,131 for 2010 and $43,131 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $11,538 for 2010 and $19,038 for 2011. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 for 2010 and $4,200 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris and Salvatore J. Zizza.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I. Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

– Operations

– Legal Department

– Proxy Department

– Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”)—Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

–Paying greenmail

–Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

–Stock split

–Stock option or other executive compensation plan

–Finance growth of company/strengthen balance sheet

–Aid in restructuring

–Improve credit rating

–Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, Mr. Robert D. Leininger, CFA, and Ms. Barbara G. Marcin, CFA, serve as Portfolio Managers of The Gabelli Dividend and Income Trust.

Mr. Gabelli serves as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer—Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Leininger joined GAMCO Investors, Inc. in October 2010 as a Senior Vice President and Portfolio Manager.

Ms. Barbara Marcin joined GAMCO Investors, Inc. in 1999 as a Senior Vice President and Portfolio Manager.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2011. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	16.4B	7	2.3B

	Other Pooled Investment Vehicles:	16	604.9M	13	551.7M

	Other Accounts:	1,766	13.4B	9	1.4B

2. Barbara G. Marcin	Registered Investment Companies:	3	1.2B	0	0

	Other Pooled Investment Vehicles:	0	0	0	0

	Other Accounts:	47	154.3M	0	0

3. Robert D. Leininger	Registered Investment Companies:	0	0	0	0

	Other Pooled Investment Vehicles:	0	0	0	0

	Other Accounts:	2	512.5K	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR BARBARA G. MARCIN

The compensation of Ms. Marcin for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Manager receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Barbara G. Marcin, and Robert D Leininger each owned over $1,000,000, $0 and $100,001 to $500,000 of shares, respectively, of the Trust as of December 31, 2011.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/11 through 07/31/11	Common—N/A Preferred Series A—N/A Preferred Series D—N/A	Common—N/A Preferred Series A—N/A Preferred Series D—N/A	Common—N/A Preferred Series A—N/A Preferred Series D—N/A	Common—82,965,389 Preferred Series A—3,048,019 Preferred Series D—2,542,296

Month #2 08/01/11 through 08/31/11	Common—5,000 Preferred Series A—N/A Preferred Series D—N/A	Common—$15.3316 Preferred Series A—N/A Preferred Series D—N/A	Common—5,000 Preferred Series A—N/A Preferred Series D—N/A	Common—82,960,389 Preferred Series A—3,048,019 Preferred Series D—2,542,296

Month #3 09/01/11 through 09/30/11	Common—N/A Preferred Series A—N/A Preferred Series D—N/A	Common—N/A Preferred Series A—N/A Preferred Series D—N/A	Common—N/A Preferred Series A—N/A Preferred Series D—N/A	Common—82,960,389 Preferred Series A—3,048,019 Preferred Series D—2,542,296

Month #4 10/01/11 through 10/31/11	Common—N/A Preferred Series A—N/A Preferred Series D—N/A	Common—N/A Preferred Series A—N/A Preferred Series D—N/A	Common—N/A Preferred Series A—N/A Preferred Series D—N/A	Common—82,960,389 Preferred Series A—3,048,019 Preferred Series D—2,542,296

Month #5 11/01/11 through 11/30/11	Common—30,000 Preferred Series A—N/A Preferred Series D—N/A	Common—$14.7949 Preferred Series A—N/A Preferred Series D—N/A	Common—30,000 Preferred Series A—N/A Preferred Series D—N/A	Common—82,930,389 Preferred Series A—3,048,019 Preferred Series D—2,542,296

Month #6 12/01/11 through 12/31/11	Common—5,000 Preferred Series A—N/A Preferred Series D—N/A	Common—$14.602 Preferred Series A—N/A Preferred Series D—N/A	Common—5,000 Preferred Series A—N/A Preferred Series D—N/A	Common—82,925,389 Preferred Series A—3,048,019 Preferred Series D—2,542,296

Total	Common—40,000 Preferred Series A—N/A Preferred Series D—N/A	Common—$14.9095 Preferred Series A—N/A Preferred Series D—N/A	Common—40,000 Preferred Series A—N/A Preferred Series D—N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced—The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved—Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program—The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table—The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases.—The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                             The Gabelli Dividend & Income Trust

By (Signature and Title)*     /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*     /s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.